NUMBER

SHARES



Par Value $0.0001
Common Stock

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

# GREENPRO, INC.

Total Authorized Shares of Common Stock: 500,000,0000 par value $0.0001 per share

This Certifies that SPECIMEN is the owner of fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated ____________________

SECRETARY

PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

| | |
|---|---|
| TEN COM | – as tenants in common |
| TEN ENT | – as tenants by the entireties |
| JT TEN | – as joint tenants with right of survivorship and not as tenants in common |

UNIF GIFT MIN ACT – ............ Custodian ............ (Minor)
under Uniform Gifts to Minors Act ............ (State)
UNIF TRF MIN ACT – ............ Custodian ............ (Minor)
under ............ (State) Uniform Transfer to Minors Act

*For value received, the undersigned hereby sells, assigns and transfers unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

............................................................

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

............................................................

............................................................ *Shares*

*represented by the within Certificate, and hereby irrevocably constitutes and appoints* ............................................................

............................................................ *Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.*

*Dated,* ............................

*In presence of*

............................................................

............................................................

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.